RESTRICTED STOCK AGREEMENT

     THIS RESTRICTED STOCK AGREEMENT (the "Agreement") is made effective as of [__________ __, ________] (the "Effective Date"), by and between Books-A-Million, Inc., a Delaware corporation (the "Company"), and __________________, an employee of the Company (the "Participant"):

     WHEREAS, the Company adopted the Books-A-Million, Inc. Executive Incentive Plan (as it may be amended from time to time, the "Plan") (the terms of which are hereby incorporated by reference and made a part of this Agreement) in order to provide selected key management employees with incentives to assist the Company in reaching its financial and strategic objectives;

     WHEREAS, the Committee (as defined in Section 2(f) of the Plan) has determined that it would be to the advantage and in the best interest of the Company and its stockholders to assign certain shares of Common Stock (as defined herein) subject to certain restrictions thereon to the Participant as an incentive for the Participant's future services to the Company, subject to the restrictions set forth herein, and has advised the Company thereof;

     NOW,  THEREFORE,  in consideration of the mutual covenants herein contained
and  other  good  and  valuable  consideration,   receipt  of  which  is  hereby
acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.
                                  DEFINITIONS

     Wherever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. Capitalized terms used in this Agreement and not defined below shall have the meaning given such terms in the Plan. The singular pronoun shall include the plural, where the context so indicates.

     Section 1.1 "Affiliate" shall mean any entity which directly or indirectly controls, is controlled by, or is under common control with the Company.

     Section 1.2 "Board" shall mean the Board of Directors of the Company.

     Section 1.3 "Cause" shall mean a felony conviction of the Participant or the failure of the Participant to contest prosecution for a felony, the Participant's willful misconduct or dishonesty, the Participant's willful neglect of duties, or breach of confidentiality and nondisclosure agreements between the Participant and the Company, any of which is directly and materially harmful to the business or reputation of the Company or any Subsidiary or Affiliate.

     Section 1.4 "Change in Control" shall mean (a) the acquisition of the power to direct, or cause the direction of, the management and policies of the Company by a person (not previously possessing such power), acting alone or in conjunction with others, whether through the ownership of Common Stock, by contract or otherwise, or (b) the acquisition, directly or indirectly, of the power to vote more than fifty percent (50%) of the outstanding Common Stock by any person or by two or more persons acting together. For purposes of this definition, (i) the term "person" means a natural person, corporation, partnership, joint venture, trust, government or instrumentality of a government, and (ii) customary agreements with or between underwriters and selling group members with respect to a bona fide public offering of Common Stock shall be disregarded.

     Section 1.5 "Code" shall mean the Internal Revenue Code of 1986, as amended.

     Section 1.6 "Committee" shall have the meaning set forth in the Recitals hereto.

     Section 1.7 "Common Stock" shall mean, as applicable, the common stock of the Company, par value $.01 per share.

     Section  1.8  "Company"  shall  mean  Books-A-Million,   Inc.,  a  Delaware
corporation, and any successors to such corporation.

     Section 1.9 "Disability" shall mean a permanent and total disability as determined under procedures established by the Committee for purposes of the Plan and this Agreement. The determination of disability for purposes of the Plan and this Agreement shall not be construed to be an admission of disability for any other purpose.

     Section 1.10 "DRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     Section 1.11 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     Section 1.12 "Fair Market Value" means, as of any specified date, (a) the mean of the high and low sales prices of the Common Stock reported by the NASDAQ-National Market System on that date, (b) if the Common Stock is listed on a national stock exchange, the price reported on the stock exchange composite tape for that date, or (c) if no such price quotation is available, the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Common Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

     Section 1.13 "Restricted Stock" shall mean Common Stock awarded under this Agreement, subject to certain restrictions set forth herein.

     Section 1.14 "Restrictions" shall mean the restrictions on sale or other transfer set forth in Section 4.2 and the exposure to forfeiture set forth in
Section 3.1.

     Section 1.15 "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

     Section 1.16 "Securities Act" shall mean the Securities Act of 1933, as amended.

     Section 1.17 "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                  ARTICLE II.
                         ASSIGNMENT OF RESTRICTED STOCK

     Section 2.1 Assignment of Restricted Stock

     In consideration of Participant's agreement to remain in the employ of the Company and for other good and valuable consideration which the Committee has determined to equal or exceed the par value of the Common Stock, on the Effective Date the Company hereby assigns to the Participant [__________] shares of Restricted Stock.

      Section 2.2  Not a Contract of Employment

     Nothing in this Agreement shall confer upon the Participant any right to continue in the employ of the Company or any Subsidiary, or shall interfere with or restrict in any way any otherwise existing rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge the Participant at any time for any reason whatsoever, with or without cause.

                                  ARTICLE III.
                                  RESTRICTIONS

      Section 3.1  Vesting and Lapse of Restrictions; Forfeiture

     (a) Subject to subsection (b) and Sections 3.3, 3.4 and 3.5, the shares of Restricted Stock shall vest, and the restrictions set forth in Section 4.2 shall cease to apply, on the first of the following events to occur:

     (i) The third anniversary of the Effective Date; (ii) The death or Disability of the Participant; (iii) The Participant's termination of employment by the Company for any reason (including without limitation due to the expiration of Participant's employment contract, without renewal) other than for Cause; or (iv) A Change in Control.

     (b) Notwithstanding anything herein to the contrary, in the event of the Participant's termination of employment for any reason other than as described in Section 3.1(a) (including without limitation due to the Participant's resignation) prior to the third anniversary of the Effective Date, all shares of Restricted Stock shall be forfeited as of the date of such termination of employment.

     Section 3.2 Legend

     Certificates representing shares of Restricted Stock assigned pursuant to this Agreement shall, until all Restrictions lapse or shall have been removed and new certificates are assigned pursuant to Section 3.3, bear a legend in
substantially   the  following  form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VESTING REQUIREMENTS AND MAY BE SUBJECT TO REACQUISITION BY THE COMPANY UNDER THE TERMS OF A RESTRICTED STOCK AGREEMENT BY AND BETWEEN BOOKS-A-MILLION, INC. (THE "COMPANY") AND THE REGISTERED OWNER OF SUCH SHARES (THE "AGREEMENT") AND THE BOOKS-A-MILLION, INC. EXECUTIVE INCENTIVE PLAN (THE "PLAN") (COPIES OF THE PLAN AND THE AGREEMENT ARE ON FILE IN THE OFFICES OF THE COMPANY, 402 INDUSTRIAL LANE, POST OFFICE BOX 19768, BIRMINGHAM, ALABAMA 35219), AND SUCH SHARES MAY NOT BE, DIRECTLY OR INDIRECTLY, OFFERED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNDER ANY CIRCUMSTANCES, EXCEPT PURSUANT TO THE PROVISIONS OF THE PLAN AND THE AGREEMENT."

     Section 3.3 Assignment of Certificates for Vested Shares

     Upon the vesting of the shares of  Restricted  Stock as provided in Section
3.1 and subject to Section 4.3, the Company shall cause new certificates to be assigned with respect to such vested shares and delivered to the Participant or his legal representative, free from any Restrictions hereunder and free from the legend provided for in Section 3.2. Such vested shares shall cease to be considered Restricted Stock subject to the terms and conditions of this Agreement. Notwithstanding the foregoing, no such new certificate shall be delivered to the Participant or his legal representative unless and until the Participant or his legal representative shall have paid to the Company in cash or made provisions for payment through withholding against income, the full amount of all federal and state (or applicable foreign) withholding or other employment taxes applicable to the taxable income of the Participant resulting from the grant of Restricted Stock or the lapse or removal of the Restrictions.

     Section 3.4 Removal of Restrictions; Acceleration of Lapse of Restrictions, Etc.

     (a) By resolution, the Committee may, on such terms and conditions as it deems appropriate, remove any or all of the Restrictions (including accelerate vesting) at any time or from time to time.

     (b) Subject to Section 3.5, if the shares of the Company's Common Stock as a whole are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, the Committee, in its sole discretion, shall have the discretion and power to determine and to make effective provision for acceleration of the time or times at which any Restrictions shall lapse or be removed. In addition, in the case of the occurrence of any event described in this Section 3.4(b), the Committee, subject to the provisions of this Agreement, shall make an appropriate and proportionate adjustment in the number and kind of shares of Restricted Stock, to the end that after such event the Participant's proportionate interest shall be maintained as before the occurrence of such event. Any such adjustment made by the Committee shall be final and binding upon the Participant, the Company and all other interested persons.

     Section 3.5 Restrictions On New Shares

     In the event that the Participant receives any new or additional or different shares or securities by reason of any transaction or event described in Section 3.4(b), such new or additional or different shares or securities which are attributable to the Participant in his capacity as the registered owner of the Restricted Stock then subject to Restrictions, shall be considered to be Restricted Stock and shall be subject to all of the Restrictions, unless the Committee provides, pursuant to Section 3.4, for the removal or lapse of the Restrictions on the shares of Restricted Stock underlying the distribution of the new or additional shares or securities.

                                  ARTICLE IV.
                                 MISCELLANEOUS

     Section 4.1 Administration

     The Committee shall have the power to interpret this Agreement and all other documents relating to Restricted Stock and to adopt such rules for the administration, interpretation and application of this Agreement as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Participant, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Restricted Stock and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

     Section 4.2 Restricted Stock Not Transferable

     No Restricted Stock or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 4.2 shall not prevent transfers by will or by applicable laws of descent and distribution or, subject to the consent of the committee, pursuant to a DRO.

     Section 4.3 Conditions to Delivery of Stock Certificates

     The  Company  shall  not  be  required  to  deliver  any   certificate   or
certificates for shares of stock pursuant to this Agreement prior to fulfillment of all of the following conditions:

     (a) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable; and

     (b) The payment by the Participant of all amounts required to be withheld, under federal, state and local (or applicable foreign) tax laws, with respect to the issuance or assignment of Restricted Stock and/or the lapse or removal of any of the Restrictions; and

     (c) The lapse of such reasonable period of time as the Committee may from time to time establish for reasons of administrative convenience.

     Section 4.4 Escrow

     The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of the certificates representing Restricted Stock (but not any cash dividends or other distributions paid thereon which dividends or distributions shall be paid by the escrow holder, as soon as practicable, to the Participant of the applicable Restricted Stock) until all of the Restrictions lapse or shall have been removed; provided, however, that in no event shall the Participant retain physical custody of any certificates representing unvested Restricted Stock assigned to the Participant.
Additionally, the Participant shall, in connection with the award of the Restricted Shares, deliver to the Company a stock power, endorsed in blank, relating to the Restricted Shares.

     Section 4.5 Notices

     Any notice required by this Agreement will be deemed provided and delivered to the intended recipient when (a) delivered in person by hand; or (b) three days after being sent via U.S. certified mail, return receipt requested; or (c) the day after being sent via overnight courier, in each case provided such notice is properly addressed to the following address and enclosed in a properly sealed envelope or wrapper, and with all postage and similar fees having been paid in advance.

If to the Company:              Books-A-Million, Inc.
                                402 Industrial Lane
                                Post Office Box 19768
                                Birmingham, Alabama 35219
                                Attn: Rick Wallington

And if to the  Participant:     To the  address  given  beneath  Participant's
                                signature hereto.




     By a notice given pursuant to this Section 4.5, either party may hereafter designate a different address for notices to be given. Any notice which is required to be given to the Participant shall, if the Participant is then deceased, be given to the Participant's personal representative if such representative has previously informed the Company of representative's status and address by written notice under this Section 4.5.

     Section 4.6 Rights as Stockholder

     Except as otherwise provided herein, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 4.4, the Participant shall have all the rights of a stockholder with respect to said shares, subject to the Restrictions herein, including the right to vote the shares and to receive all dividends or other distributions paid or made with respect to the shares of Restricted Stock; provided, however, that any and all shares of Common Stock received by the Participant with respect to such Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization shall also be subject to the Restrictions until the Restrictions on the underlying shares of Restricted Stock lapse or are removed pursuant to this Agreement.

     Section 4.7 Titles

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

     Section 4.8 Conformity to Securities Laws

     The Participant acknowledges that this Agreement is intended to conform to the extent necessary with all provisions of all applicable federal and state (and applicable foreign) laws, rules and regulations (including but not limited to, the Securities Act and the Exchange Act and to such approvals by any listing, regulatory or other governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Notwithstanding anything herein to the contrary, this Agreement shall be administered, and the Restricted Stock shall be assigned, only in such a manner as to conform to such laws, rules and regulations including, without limitation, Rule 16b-3. To the extent permitted by applicable law, this Agreement and the Restricted Stock assigned hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     Section 4.9 Amendment

     This Agreement may be amended without the consent of the Participant provided that such amendment would not impair any rights of the Participant under this Agreement. No amendment of this Agreement shall, without the consent of the Participant, impair any rights of the Participant under this Agreement.

     Section 4.10 Governing Law

     The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

     Section 4.11 Section 83(b) Election

     If the Participant makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, the Participant shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service. A sample copy of such election is set forth in Annex A hereto.

[signature page follows]

     IN WITNESS HEREOF, this Agreement has been executed and delivered by the parties hereto.

                                        BOOKS-A-MILLION, INC.,
                                        a Delaware Corporation

                                        By:  -----------------
                                             Name
                                             Title, Books-A-Million, Inc.
--------------------------
Name
Address

                                    ANNEX A

                  ELECTION TO INCLUDE THE VALUE OF RESTRICTED
                PROPERTY IN GROSS INCOME IN THE YEAR OF TRANSFER

     This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

     1) The person who performed the service is:

        Name:
        Address:
        Taxpayer I.D. Number:
        Taxable Year:

     2) The property with respect to which the election is being made is ____ shares of the common stock of Books-A-Million, Inc.

     3) The property was granted on ________________. This election is being made for the ___________ tax year.

     4) The property is subject to a restriction period during which the property will be forfeited upon the termination of the taxpayer's employment with the issuer under certain circumstances. The restriction period lapses describe time-based vesting schedule and/or performance-based vesting criteria.

     5) The fair market value at the time of grant (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $_______ per share.

     6) The amount paid for such property is $_____ per share.

     7) A copy of this statement was furnished to Books-A-Million, Inc. for whom the taxpayer rendered the service underlying the transfer of property.

     8) This statement is executed as of ________________________________.

                                        ----------------------------------
                                        Name
                                        Address